Goodwill	12 Months Ended
Dec. 31, 2019
Goodwill [Abstract]
Disclosure of goodwill [text block]

11Goodwill

The changes in 2018 and 2019 were as follows:

Philips Group

Goodwill

in millions EUR

2018 - 2019

	2018	2019
Balance as of January 1:
Cost	9,074	9,908
Impairments	(1,343)	(1,405)
Book value	7,731	8,503

Changes in book value:
Acquisitions	465	83
Impairments		(97)
Divestments and transfers to assets classified as held for sale	(3)	-
Translation differences and other	310	165

Balance as of December 31:
Cost	9,908	10,182
Impairments	(1,405)	(1,528)
Book value	8,503	8,654

Goodwill increased by EUR 83 million in 2019 primarily as a result of several acquisitions of which none were individually material (refer to Acquisitions and divestments) as well as changes in the provisional opening balance sheet position for certain 2018 acquisitions. The further increase of EUR 165 million is mainly due to translation differences which impacted the goodwill denominated in USD. These increases are offset by goodwill impairments identified in the second half of 2019 totaling EUR 97 million in the Population Insights & Care/Vital Health (PIC/VH) and Neuro cash generating units (CGUs), which are explained in more detail below.

In 2018, goodwill increased by EUR 465 million, mainly from the acquisition of EPD Solutions for an amount of EUR 262 million and other acquisitions for an amount of EUR 203 million. The further increase of EUR 310 million is mainly due to translation differences which impacted the goodwill denominated in USD.

Goodwill reallocations in 2019 and 2018

In 2019 there were several changes to the CGU structure following the reorganization announced in January 2019 in order to align business with customer needs (refer to Significant accounting policies). This resulted in goodwill reallocations across CGUs, none of which had a significant impact on headroom or lead to goodwill impairments.

In addition, there were also certain CGU movements and/or combinations within Business Groups (BGs) that did not result in a reallocation of goodwill, but resulted in changes to the BG structure. This did not have a significant impact on headroom or lead to goodwill impairments. In Q4 2019 CGU PIC/VH and Aging & Caregiving combined into one Population Health Management (PHM) CGU. Unrelated to this combination, prior to this in Q3 the then PIC/VH CGU recognized a goodwill impairment which is further explained below.

In 2018, the activities of Patient Care & Monitoring Solutions in the segment Connected Care & Health Informatics were split over two new cash-generating units: Monitoring & Analytics and Therapeutic Care. As a result of the change, the goodwill associated with Patient Care & Monitoring Solutions was allocated over these two new units based on the estimated fair value of Monitoring & Analytics and Therapeutic Care relative to the Q4 2017 Patient Care & Monitoring Solutions value in use calculation.

Impairments in 2019

During the third quarter of 2019, it was determined that the PIC/VH CGU within the segment Connected Care would miss its forecast mainly due to a deterioration in EBITA*) driven by a lower sales outlook in the former Wellcentive business within the CGU. The business offers services and solutions leveraging data, analytics and actionable workflow products for solutions to improve clinical and financial results. The value of the CGU, determined based on the value in use methodology, presented a recoverable amount of EUR 158 million based on the revised downward forecast, while the carrying amount totaled EUR 236 million as of September 30, 2019. The results of that impairment test indicated that the recoverable amount was lower than the carrying value, resulting in a EUR 78 million impairment charge in the third quarter of 2019, which was booked in the line Other business expenses in the statement of income. The value in use test used a pre-tax discount rate of 10.1%, which is based on the PIC/VH WACC rate for Q3 as calculated and published by Group Treasury.

During December 2019, it was determined that the Neuro CGU within the segment D&T would be shut down. The Neuro business provided an integrated neurology solution comprising full head HD EEG with diagnostic imaging to map brain activity and anatomy for a wide range of neuro disorders, and uses machine learning to improve diagnosis of various neuro disorders. The value of the CGU based on the value in use test presented a recoverable amount of nil, while the carrying amount of goodwill totaled EUR 19 million at the time of impairment. This resulted in a write-off of the full goodwill balance and a EUR 19 million impairment charge, which was booked in the line Other business expenses in the statement of income.

Goodwill impairment testing

For impairment testing, goodwill is allocated to cash generating units (typically one level below segment level, i.e. at the BG level), which represent the lowest level at which the goodwill is monitored internally for management purposes.

Goodwill allocated to the cash generating units Image-Guided Therapy, Monitoring & Analytics and Sleep & Respiratory Care is considered to be significant in comparison to the total book value of goodwill for the Group at December 31, 2019. The amounts associated as of December 31, 2019 are presented below:

Philips Group

Goodwill allocated to the cash-generating units

in millions of EUR

2018 - 2019

	2018	2019
Image-Guided Therapy	2,357	2,673
Monitoring & Analytics	1,354	1,360
Sleep & Respiratory Care	1,925	2,071
Other (units carrying a non-significant goodwill balance)	2,867	2,550
Book value	8,503	8,654

The basis of the recoverable amount used in the annual impairment tests for the units disclosed further in this note is the value in use. In the annual impairment test performed in the fourth quarter of 2019, the estimated recoverable amounts of the CGUs tested equaled or exceeded the carrying value of the units, therefore no impairment loss was recognized.

Key assumptions - general

Key assumptions used in the impairment tests for the units were sales growth rates, EBITA*) and the rates used for discounting the projected cash flows. These cash flow projections were determined using the Royal Philips managements’ internal forecasts that cover an initial period from 2020 to 2022. Projections were extrapolated with stable or declining growth rates (or with an increasing rate in case that could be justified) for a period of 4 years (2023-2026), after which a terminal value was calculated per 2027. For terminal value calculation, growth rates were capped at a historical long-term average growth rate.

The sales growth rates and EBITA*) used to estimate cash flows are based on past performance, external market growth assumptions and industry long-term growth averages. EBITA*) in all units mentioned in this note is expected to increase over the projection period as a result of volume growth and cost efficiencies.

The rates used for discounting the projected cash flows in goodwill impairment testing is based on a BG weighted cost of capital (WACC), which in turn is based on BG-specific inputs along with other inputs as mentioned below. The WACC is based on post-tax cost of equity and cost of debt, and is further calculated based on market data and inputs to accurately capture changes to the time value of money, such as the risk-free interest rate, the beta factor and country risk premium. In order to properly reflect the different risk-profiles of different businesses, a WACC is determined for each BG. As such, the beta factor is determined based on a selection of peer companies, which can differ per BG. Different BGs have different geographical footprints, resulting in BG-specific inputs for variables like country risk.

Key assumptions and sensitivity analysis relating to cash-generating units to which a significant amount of goodwill is allocated

Cash flow projections of Image-Guided Therapy, Monitoring & Analytics and Sleep & Respiratory Care are based on the key assumptions included in the table below, which were used in the annual impairment test performed in the fourth quarter:

Philips Group

Key assumptions

in %

2019

	compound sales growth rate1)
	initial forecast period	extra-polation period2)	used to calculate terminal value3)	pre-tax discount rates
Image-Guided Therapy	9.3	6.4	2.5	8.8
Monitoring & Analytics	4.6	3.8	2.5	10.1
Sleep & Respiratory Care	8.1	4.8	2.5	9.7
1)Compound sales growth rate is the annualized steady nominal growth rate over the forecast period
2)Also referred to later in the text as compound long-term sales growth rate
3)The historical long-term growth rate is only applied to the first year after the 4 year extrapolation period, after which no further growth is assumed for the terminal value calculation

The assumptions used for the 2018 cash flow projections were as follows:

Philips Group

Key assumptions

in %

2018

	compound sales growth rate1)
	initial forecast period	extra-polation period2)	used to calculate terminal value3)	pre-tax discount rates
Image-Guided Therapy	8.1	5.2	2.3	9.3
Patient Care & Monitoring Solutions	6.5	4.0	2.3	9.9
Sleep & Respiratory Care	8.4	4.8	2.3	10.6

1)Compound sales growth rate is the annualized steady nominal growth rate over the forecast period
2)Also referred to later in the text as compound long-term sales growth rate
3)The historical long-term growth rate is only applied to the first year after the 5 year extrapolation period, after which no further growth is assumed for the terminal value calculation

The results of the annual impairment test of Image-Guided Therapy, Monitoring & Analytics and Sleep & Respiratory Care indicate that a reasonably possible change in key assumptions would not cause the value in use to fall to the level of the carrying value.

Additional information relating to cash-generating units to which a non-significant amount relative to the total goodwill is allocated

In addition to the significant goodwill recorded at the units mentioned above, the PHM CGU is sensitive to fluctuations in the assumptions as set out above.

The most recent PHM goodwill impairment test used compound sales growth rates of 11.5% (initial forecast period) and 10.4% (extrapolation period), which is above past performance and market growth given the start-up nature of this business. A pre-tax discount rate of 10.1% was applied. Further to the test, it was noted that an increase of 50 basis points in the pre-tax discount rate, a 180 basis points decline in the compound long-term sales growth rate or a 9% decrease in terminal value would, individually, cause its recoverable amount to fall to the level of its carrying value. The goodwill allocated to PHM at December 31, 2019 amounts to EUR 176 million.

Impairment tests are performed based on forward looking assumptions, using the most recent available information. By their nature, these assumptions involve risk and uncertainty because they relate to future events and circumstances and there are many factors that could cause actual results and developments to differ materially from the plans, goals and expectations set forth in these assumptions. Any downward deviation in the mentioned key assumptions for the PHM CGU is likely to cause the recoverable amount to fall below the level of its carrying value.

For the other cash generating units to which a non-significant amount relative to the total goodwill is allocated, any reasonable change in assumptions would not cause the value in use to fall to the level of the carrying value.

*)Non-IFRS financial measure. For the definition and reconciliation of the most directly comparable IFRS measure, refer to Information by segment and main country.